UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 19, 2012

Date of Report (Date of earliest event reported)

TelVue Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-17170	51-0299879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16000 Horizon Way, Suite 500,

Mt. Laurel, New Jersey  08054

(Address of principal executive offices)

856-273-8888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2012, TelVue Corporation (the “Company”) executed a Debt Conversion Agreement (the “Debt Conversion Agreement”) with H.F. Lenfest, a director and the majority stockholder of the Company, who held nine Line of Credit Notes and a non-interest bearing note, issued by the Company (together, the “Notes”). At a Special Meeting of Stockholders on March 12, 2012, the stockholders of the Company authorized and approved the Debt Conversion Agreement and the transactions contemplated thereby.

The Company consummated the transactions contemplated by the Debt Conversion Agreement on March 16, 2012. $20,941,000 of the principal amount of the Notes, plus $4,921,082 of accrued but unpaid interest thereon through March 16, 2012 was converted into 73,891,663 shares of the Company’s Common Stock, at a conversion price of $0.35 per share. The remaining $5,000,000 of the principal amount of the Notes was converted into 14,285.714 shares of the Company’s Series A Convertible Preferred Stock. The foregoing description of the Debt Conversion Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Debt Conversion Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The debt conversion took place after the Company’s filing of its Certificate of Amendment to the Certificate of Incorporation of the Company, filed with the Secretary of State for the State of Delaware on March 16, 2012 (the “Certificate of Amendment”). A copy of the Certificate of Amendment is attached to this report as Exhibit 3.1 and incorporated by reference herein.

The 73,891,663 shares of Common Stock and 14,285.714 shares of Series A Convertible Preferred Stock were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act and the shares of Common Stock and the Series A Convertible Preferred Stock bear a restrictive legend. The new securities were issued in exchange for surrender of outstanding securities of the Company and the Company did not pay any person for the solicitation of the exchange.

ITEM 5.03     AMENDMENTS TO THE ARTICLES OF INCORPORATION

On March 16, 2012, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment. The purpose of the Certificate of Amendment was to (i) increase the number of authorized shares of Common Stock to 600,000,000, par value of one cent ($0.01) per share, (ii) cancel the existing authorized but unissued class of Series A Preferred Stock and (iii) authorize the issuance of 22,500 shares of a new class of Series A Convertible Preferred Stock, par value one-tenth of one cent ($0.001) per share. All of these actions were necessary to consummate the actions contemplated by the Debt Conversion Agreement. The Series A Convertible Preferred Stock is convertible into shares of the Company’s Common Stock at an initial conversion price of $0.35 per share. Details of the terms and conditions of the Series A Convertible Preferred Stock can be found in the Certificate of Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. The Certificate of Amendment was approved by a vote of the stockholders on March 12, 2012.

ITEM 9.01     EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of TelVue Corporation, filed with the Secretary of State for the State of Delaware on March 16, 2012.
10.1

Debt Conversion Agreement, dated January 11, 2012, by and between TelVue Corporation and H.F. Lenfest (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 18, 2012 and incorporated herein by this reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2012	TelVue Corporation

	By:	/s/ John Fell
	Name:	John Fell
	Title:	Treasurer-Controller